June 11, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington  D.C.   20549


                    Re:  Structured Asset Securities
Corporation, Series 1996-1
                         (File #33-48771/33-99598)
Dear Sirs:
     Enclosed herewith for filing on behalf of the trust fund ( the "Trust") created pursuant to a Trust Agreement date as of April 25, 1996 (the "Trust Agreement") among Structured Asset Securities Corporation, as issuer (the "Issuer"), Norwest Mortgage, as servicer (the "Servicer") and Chase (duties assigned to Norwest Bank Minnesota, N.A.), as trustee ( the "Trustee"), are exhibits, of a current Report on Form 8-K (the "Report").
    The Trust consisting primarily of fixed-rate, fully amortizing, conventional, first lien residential mortgage loans representing ten classes of beneficial interests therein. The certificates relating to ten of such classes as registered under the Securities Act of 1933, as amended, by a Registration Statement on form S-11 (File No.33-48771/
33-99598).   As a result, the Trust is subject to the filing
requirements in a manner substantially in accordance with the procedures outlined in numerous no-action letters already inssued by the staff with respect to substantially similar trusts (see, for example, Nissan Motor Acceptance Corp. (August 29,1986) and Security Pacific National Bank (July 1,1987)), for the same reasons as discussed in such letters. In particular:

     1. The Trust has already filed, within 15 days of its formation, a Current Report on Form 8-K containing detailed information about its mortgage pool.



     2. The Trust will file, promptly after each Distribution Date (as defined in the Trust Agreement), a
Current Report on Form 8-K in substantially the form enclosed herewith ,including as exhibits thereto the applicable Distribution Date reports. Each such Current
Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 , or 5 of Part II of Form 10
Q.

    3. The Trust will file a Current Report on Form 8-K within 15 days after the occurrence of any event described under Item 2,3,4 of 5 thereof, responding to the requirements of the applicable Item.

     4. Within 90 days after the end of each fiscal year, the Trust will file an annual report on Form 10-K which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of
Part II,  Items 12  and 13 of  Part III and Item 14  of
Part IV thereof, and include as exhibits thereto certain information form the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required the Trust Agreement, in the manner described in the applicable no-action letters.

          The Trust will follow the above procedures
except for any fiscal year as to which its reporting
obligations under Section 15(d) of the Exchange Act have
been suspended pursuant to such Section.   In such event,
the Trust will file a Form 15 as required under  rule 15d
6.
          We have been advised by representatives of the
Office of the Chief Counsel of the Division of Corporation
Finance that following the above procedures would be
acceptable.   We assume that the Staff will promptly
inform us if our understanding is incorrect. Please direct any questions or comments concerning the foregoing to Ed

Gainor, of Brown & Wood, counsel to the Depositor at

(202)  9730626 or , in his absence,  Barry Schwartz  of

Norwest Bank Minnesota, N.A. at  (410)  884-2115.



                                        Very  truly yours,



                                        Patrick G. Benz
                                        Tax Accountant








SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May
28, 1996


Structured Asset Securities Corporation, Series 1996-1
(Exact name of registrant as specified in its charter)


Delaware             33-48771/33-99598
N/A
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)
Number)


200 Vesey Street
New York, New York
10285-
0800
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code (212) 526
5594



Structured Asset Securities Corporation, Series 1996-1
Form 8-K
INDEX


                                             Page Number
     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5













ITEM 5. OTHER EVENTS

The Structured Asset Securities Corporation, Series 1996-1 makes monthly remittances to security holders. The latest remittance was made May 28, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.




Monthly Remittance
Statement..................................................
 . ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

   21.1 Monthly Remittance Statement dated as of May 28,
1996.



SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    Structured Asset Securities
Corporation,
Series 1996-1
                         (Registrant)

                         By:  Lehman Brothers

                         Name:     Prue Larocca

                         Title:    Vice-

                         President





INDEX OF EXHIBITS




                                        Page of
                                        Sequentially
                                        Numbered Pages




21.1 Monthly Remittance Statement dated                6-

     14 as of May 28, 1996.







EXHIBIT 21.1                       PAGE 6

                         Structured Asset Securities
Corporation, Series 1996-01
Norwest Bank Minnesota, N.A.
Contact:                     Lisa Wehrmeyer
Securities Administration Services
Reporting
Month:         April 1996               Phone:
(410) 884-2120
11000 Broken Land Parkway                   Distribution
Date:       May 28, 1996           InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                              Series Structure Summary

Aggregate Realized               Aggregate         Ending
          Class                          Original
Principal
Losses Principal Aggregate Interest      Undistributed
Principal
Class     Description    Principal Type Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________ A1
Senior    Sequential Pay Fixed          107,145,900.00
7.25000000%         0.00 0.00               0.00
0.9958195098
A2        Senior    Sequential Pay Fixed
14,174,000.00  7.25000000%         0.00
0.00
0.00   1.0000000000
A3        Senior    Priority Pay   Fixed
28,693,000.00  7.50000000%         0.00
0.00
0.00   1.0000000000
A4        Senior    Principal Only Principal
Only
1,307,000.00   0.00000000%         0.00 0.00
0.00   1.0000000000
A5        Senior    Sequential Pay Fixed
20,000,000.00  7.25000000%         0.00 0.00
0.00   0.9992521725
AP        Senior    Principal Only Principal Only
853,198.07     0.00000000%         0.00 0.00
0.00   0.9987267435
AX        Senior    Interest Only  Interest Only
0.00 0.48721538%         0.00 0.00
0.00
0.0000000000
M         Subordinate    Prorata   Fixed
4,591,000.00   7.25000000%         0.00 0.00
0.00   0.9992521738
B1        Subordinate    Prorata   Fixed
3,214,000.00   7.25000000%         0.00
0.00
0.00   0.9992521717
B2        Subordinate    Prorata   Fixed
1,653,000.00   7.25000000%         0.00
0.00
0.00   0.9992521718
B3        Subordinate    Prorata   Fixed
826,000.00     7.25000000%         0.00
0.00
0.00   0.9992521671
B4        Subordinate    Prorata   Fixed
368,000.00     7.25000000%         0.00
0.00
0.00   0.9992521739
B5        Subordinate    Prorata   Fixed
826,993.88     7.25000000%         0.00
0.00
0.00   0.9992521710
R         Senior    Sequential Pay Fixed
100.00    7.25000000%         0.00 0.00               0.00
1.0000000000
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________ Totals
183,652,191.95           0.00 0.00               0.00
0.9974269319

Report  1 05/24/96 -- 12:39am
Page  1 of  1



EXHIBIT 21.1                       PAGE 7



                         Structured Asset Securities
Corporation, Series 1996-01
Norwest Bank Minnesota, N.A.
Contact:                       Lisa Wehrmeyer
Securities Administration Services
Reporting
Month:                April 1996                 Phone:
(410) 884-2120
11000 Broken Land Parkway
Distribution Date:            May 28, 1996
InvestorDirect:                     (800) 605-4167
Columbia, MD 21044-7800
                                             Class
Distribution Summary
                                        Beginning
Principal          Ending
               Pass Through                  Principal
Total Interest    Total Principal            Balance
Principal              Total
Class     Record Date               Rate
Balance       Distribution       Distribution
Reduction         Balance       Distribution
__________________________________________________________
__
__________________________________________________________
__
____________________________________ A1      04/30/1996
7.25000000%     107,145,900.00         647,339.82
447,922.39     0.00     106,697,977.61
1,095,262.21
A2        04/30/1996          7.25000000%
14,174,000.00
85,634.58      0.00 0.00      14,174,000.00
85,634.58
A3        04/30/1996          7.50000000%
28,693,000.00
179,331.25          0.00 0.00      28,693,000.00
179,331.25
A4        04/30/1996          0.00000000%
1,307,000.00             0.00      0.00 0.00 1,307,000.00
0.00
A5        04/30/1996          7.25000000%
20,000,000.00
120,833.33          14,956.55 0.00      19,985,043.45
135,789.88
AP        04/30/1996          0.00000000%
853,198.07               0.00 1,086.34  0.00
852,111.73
1,086.34
AX        04/30/1996          0.48721538%
0.00 52,807.69      0.00 0.00            0.00
52,807.69
M         04/30/1996          7.25000000%
4,591,000.00   27,737.29 3,433.27  0.00
4,587,566.73
31,170.56
B1        04/30/1996          7.25000000%
3,214,000.00   19,417.92 2,403.52  0.00
3,211,596.48
21,821.44
B2        04/30/1996          7.25000000%
1,653,000.00        9,986.88  1,236.16  0.00
1,651,763.84
11,223.04
B3        04/30/1996          7.25000000%
826,000.00          4,990.42       617.71
0.00
825,382.29           5,608.13
B4        04/30/1996          7.25000000%
368,000.00          2,223.33       275.20
0.00
367,724.80           2,498.53
B5        04/30/1996          7.25000000%
826,993.88          4,996.42       618.45
0.00
826,375.43           5,614.87
R         04/30/1996          7.25000000%
100.00              0.60      0.00 0.00          100.00
0.60
__________________________________________________________
__
__________________________________________________________
__ ____________________________________ Totals
183,652,191.95       1,155,299.53         472,549.59
0.00
183,179,642.36       1,627,849.12

Report  2 05/24/96 -- 12:39am
Page  1 of  1


EXHIBIT 21.1                       PAGE 8
               Structured Asset Securities Corporation,
Series 1996-01
Norwest Bank Minnesota, N.A.
Contact:              Lisa Wehrmeyer
Securities Administration Services
Reporting Month:          April 1996
Phone:
(410) 884-2120
11000 Broken Land Parkway                Distribution
Date:
May 28, 1996              InvestorDirect:           (800)
605-4167
Columbia, MD 21044-7800
                    Class Distribution Per 1,000 of
Original Balance
                                                  Total
Other
                              Total Interest Scheduled
Principal Total Principal     Principal          Ending
                                   Distribution
Principal
Distribution    Distribution    Balance       Principal
Class     Cusip               Original Balance
Factor       Factor         Factor    Factor Reduction
Factor
__________________________________________________________
__
__________________________________________________________
__ _____________________________ A1
863572JC8
107,145,900.00           6.04166674     1.05614130
3.12434895     4.18049025     0.00000000    0.9958195098
A2        863572JD6  14,174,000.00           6.04166643
0.00000000          0.00000000     0.00000000
0.00000000
1.0000000000
A3        863572JE4  28,693,000.00           6.25000000
0.00000000          0.00000000     0.00000000
0.00000000
1.0000000000
A4        863572JF1   1,307,000.00           0.00000000
0.00000000          0.00000000     0.00000000
0.00000000
1.0000000000
A5        863572JG9  20,000,000.00           6.04166650
0.74782750          0.00000000     0.74782750
0.00000000
0.9992521725
AP        863572JH7       853,198.07
0.00000000
0.90198282          0.37127369     1.27325651
0.00000000
0.9987267435
AX        863572JJ3           0.00                N/A
N/A            N/A       N/A       N/A             N/A
M         863572JK0   4,591,000.00           6.04166630
0.74782618          0.00000000     0.74782618
0.00000000
0.9992521738
B1        863572JL8   3,214,000.00           6.04166770
0.74782825          0.00000000     0.74782825
0.00000000
0.9992521717
B2        863572JM6   1,653,000.00           6.04166969
0.74782819          0.00000000     0.74782819
0.00000000
0.9992521718
B3        N/A        826,000.00              6.04167070
0.74783293          0.00000000     0.74783293
0.00000000
0.9992521671
B4        N/A        368,000.00              6.04165761
0.74782609          0.00000000     0.74782609
0.00000000
0.9992521739
B5        N/A        826,993.88              6.04166502
0.74782899          0.00000000     0.74782899
0.00000000
0.9992521710
R         863572JN4           100.00
6.00000000
0.00000000          0.00000000     0.00000000
0.00000000
1.0000000000
__________________________________________________________
__
__________________________________________________________
__ _____________________________ Totals
183,652,191.95 0.9974269319

Report  3 05/24/96 -- 12:39am
Page  1 of  1


EXHIBIT 21.1                       PAGE 9

                         Structured Asset
Securities Corporation, Series 1996-01
Norwest Bank Minnesota, N.A.
Contact:                     Lisa Wehrmeyer
Securities Administration Services
Reporting
Month:         April 1996        Phone:
(410) 884-2120
11000 Broken Land Parkway                   Distribution
Date:       May 28, 1996    InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                                   Class Principal
Distribution
          Beginning
Principal           Ending          Current
          Principal        Scheduled      Unscheduled
Other  Total Principal          Balance        Principal
Undistributed
Class       Balance        Principal        Principal
Accretion        Principal     Distribution
Reduction*
Balance        Principal
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________ A1
107,145,900.00       113,161.21       334,761.18  0.00
0.00
447,922.39     0.00   106,697,977.61             0.00
A2             14,174,000.00  0.00      0.00 0.00 0.00
0.00
0.00    14,174,000.00             0.00
A3             28,693,000.00  0.00      0.00 0.00 0.00
0.00
0.00    28,693,000.00             0.00
A4              1,307,000.00  0.00      0.00 0.00 0.00
0.00
0.00     1,307,000.00             0.00
A5             20,000,000.00        14,956.55
0.00
0.00 0.00        14,956.55    0.00    19,985,043.45
0.00
AP                853,198.07  769.57         316.77
0.00
0.00         1,086.34    0.00       852,111.73
0.00
AX             0.00 0.00      0.00 0.00 0.00 0.00 0.00
0.00             0.00
M                 4,591,000.00         3,433.27
0.00
0.00 0.00         3,433.27    0.00     4,587,566.73
0.00
B1              3,214,000.00         2,403.52
0.00
0.00 0.00         2,403.52    0.00     3,211,596.48
0.00
B2              1,653,000.00         1,236.16
0.00
0.00 0.00         1,236.16    0.00     1,651,763.84
0.00
B3                826,000.00  617.71         0.00 0.00
0.00
617.71    0.00       825,382.29             0.00
B4                368,000.00  275.20         0.00 0.00
0.00
275.20    0.00       367,724.80             0.00
B5                826,993.88  618.45         0.00 0.00
0.00
618.45    0.00       826,375.43             0.00
R              100.00    0.00      0.00 0.00 0.00 0.00
0.00
100.00             0.00
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________ Totals
183,652,191.95       137,471.64       335,077.95  0.00
0.00
472,549.59     0.00   183,179,642.36             0.00
*Principal Balance Reduction
Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other                                    0.00
Report  4 05/24/96 -- 12:40am
Page  1 of  1



EXHIBIT 21.1                       PAGE 10



                                   Structured
Asset Securities Corporation, Series 1996-01
Norwest Bank Minnesota, N.A.
Contact:                     Lisa Wehrmeyer
Securities Administration Services
Reporting   Month:        April 1996
Phone:
(410) 884-2120
11000 Broken Land Parkway
Distribution Date:      May 28, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800
                                                  Class
Interest Distribution
                    Beginning
Negative                            Ending
               Principal/
Interest               Amortization
Principal/
                         Notional       Interest
Shortfall/                    Other         Interest
Total
Interest         Notional
Class       Pass-Through Rate            Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________ A1
7.25000000%   107,145,900.00       647,339.81     0.00
0.00
0.01 0.00       647,339.82   106,697,977.61
A2        7.25000000%    14,174,000.00        85,634.58
0.00 0.00 0.00 0.00        85,634.58    14,174,000.00
A3        7.50000000%    28,693,000.00
179,331.25
0.00 0.00 0.00 0.00       179,331.25    28,693,000.00
A4        0.00000000%     1,307,000.00            0.00
0.00
0.00 0.00 0.00             0.00     1,307,000.00
A5        7.25000000%    20,000,000.00       120,833.33
0.00 0.00 0.00 0.00       120,833.33    19,985,043.45
AP        0.00000000%    853,198.07               0.00
0.00
0.00 0.00 0.00             0.00       852,111.73
AX        0.48721538%   130,064,099.99        52,807.69
0.00 0.00 0.00 0.00        52,807.69   129,644,854.34
M         7.25000000%     4,591,000.00
27,737.29
0.00 0.00 0.00 0.00        27,737.29     4,587,566.73
B1        7.25000000%     3,214,000.00
19,417.92
0.00 0.00 0.00 0.00        19,417.92     3,211,596.48
B2        7.25000000%     1,653,000.00       9,986.88
0.00
0.00 0.00 0.00         9,986.88     1,651,763.84
B3        7.25000000%    826,000.00          4,990.42
0.00
0.00 0.00 0.00         4,990.42       825,382.29
B4        7.25000000%    368,000.00          2,223.33
0.00
0.00 0.00 0.00         2,223.33       367,724.80
B5        7.25000000%    826,993.88          4,996.42
0.00
0.00 0.00 0.00         4,996.42       826,375.43
R         7.25000000%                   100.00
0.60 0.00 0.00 0.00 0.00             0.60           100.00
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________ Totals
1,155,299.52   0.00 0.00 0.01 0.00     1,155,299.53

Report  5 05/24/96 -- 12:40am
Page  1 of  1


EXHIBIT 21.1                       PAGE 11
                         Structured Asset Securities
Corporation, Series 1996-01
Norwest Bank Minnesota, N.A.
Contact:                         Lisa
Wehrmeyer
Securities Administration Services
Reporting   Month:         April 1996
Phone:                           (410) 884-
2120
11000 Broken Land Parkway
Distribution Date:       May 28, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800
                                   Fund Account Summary
__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________
Proceeds Account
     Beginning Balance                             0.00
     DEPOSITS:                          WITHDRAWALS:
          Interest Net of Servicing Fee
1,157,595.02 Interest Payments
1,155,299.53
          Scheduled Principal           137,471.64
Scheduled Principal Payment
137,471.64
          Other Principal               335,077.95
Other Principal Payments
335,077.95
          Negative Amortization                   0.00
Reserve Fund 1
0.00
          Deposits from Reserve Fund
0.00
Fees and Expenses
2,295.49
          Gain/Loss Adjustment                    0.00
Other Withdrawals
0.00
          Other Deposits                0.00
     Total Deposit                           1,630,144.61
Total Withdrawals
1,630,144.61
                                        Ending Balance
0.00
__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________
     Initial Balance        Requirement  Beginning Balance
Deposits           Earnings        Withdrawals     Ending
Balance
__________________________________________________________
__
__________________________________________________________
__ _____________
Class A3 Reserve Fund              2,000.00        0.00
2,000.00               0.00               0.00
0.00           2,000.00
Class A3 Rounding Account
999.99
0.00 999.99               0.00               0.00
0.00             999.99
__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________

Report  6
     05/24/96 -- 12:39am
Page  1 of  1



EXHIBIT 21.1                       PAGE 12

                                   Structured Asset
Securities Corporation, Series 1996-01
Norwest Bank Minnesota, N.A.                 Contact:
Lisa Wehrmeyer
Securities Administration Services          Reporting
Month:         April 1996          Phone:
(410) 884-2120
11000 Broken Land Parkway              Distribution Date:
May 28, 1996        InvestorDirect:                  (800)
605-4167
Columbia, MD 21044-7800
                                        Loss/Delinquency
Detail
                         Current         Current   Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                              Fraud      Bankruptcy
Special
Hazard      Credit         Current           Fraud
Bankruptcy  Special Hazard          Credit       Aggregate
Pool #               Losses          Losses    Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________
1                              0.00            0.00
0.00     0.00            0.00            0.00
0.00
0.00            0.00            0.00
2                              0.00            0.00
0.00     0.00            0.00            0.00
0.00
0.00            0.00            0.00
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________
Totals 0.00                    0.00          0.00
0.00            0.00
0.00 0.00            0.00            0.00            0.00
Pool                                      Initial Loss
Current Loss  Current Loss


#         Loss Type                       Limit Amount
Limit Amount Limit Percent
__________________________________________________________
__ ______________________________________________________
Bankruptcy Losses                 100,000.00
100,000.00
0.05459122%
          Fraud Losses                    3,682,997.00
3,682,997.00   2.01059296%
          Special Hazard Losses
2,539,768.00
2,538,251.74   1.38566257%
__________________________________________________________
__
__________________________________________________________
__ ________________________________________ 30  Days
Delinquent    60  Days  Delinquent    90  Days  Delinquent
Foreclosures   REO's                      Totals
                    Number       Balance    Number
Balance    Number       Balance    Number
Balance
Number       Balance    Number            Balance
2                             1    492,567.90         0
0.00    0          0.00         0  0.00         0
0.00         1         492,567.90
__________________________________________________________
__
__________________________________________________________
__ ________________________________________ Totals
1    492,567.90         0           0.00        0
0.00         0 0.00         0          0.00         1
492,567.90



Report  7 05/24/96 -- 12:40am
Page  1 of  1

EXHIBIT 21.1                       PAGE 13
                    Structured Asset Securities
Corporation, Series 1996-01
Norwest Bank Minnesota, N.A.
Contact:                         Lisa Wehrmeyer
Securities Administration Services         Reporting
Month:         April 1996     Phone:
(410) 884-2120
11000 Broken Land Parkway             Distribution Date:
May 28, 1996   InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800
                              Collateral Summary
                                   Total|
Pool
1       Pool 2

__________________________________________________________
__ _____________________________________________ Monthly
P&I Constant                      1,334,122.87|
372,841.08
961,281.79
                                             |
Positive Amortization                    137,471.64|
42,994.50 94,477.14
Negative Amortization                        0.00|
0.00
0.00
Regular Curtailments               14,824.11|
4,320.73  10,503.38
Regular Curtailment Interest                 96.99|
25.58
71.41
Prepaid Curtailments               11,464.94|
5,956.88   5,508.06
Prepaid Curtailment Interest                      0.00|
0.00      0.00
Liquidations                   308,668.19|   0.00
308,668.19
Principal Adjustments                   23.72|    6.25
17.47
          Total Principal Trust Distribution
472,549.59|           53,303.94           419,245.65
                                             |
Scheduled Interest                1,196,651.23|
329,846.58           866,804.65
Servicing Fee            39,056.21|
11,239.87
27,816.34
Master Servicing Fee                  382.62|
111.64 270.98
Spread                        0.00|     0.00      0.00
               Total Pass-Through Interest
1,157,212.40|          318,495.07           838,717.33
                                             |
Beginning Balance               183,652,191.95|
53,588,091.96       130,064,099.99
Ending Balance             183,179,642.36|
53,534,788.02       129,644,854.34
Gross P&I Distribution                 1,630,144.61|
371,910.65         1,258,233.96
Realized Losses/(Gains)                      0.00|
0.00
0.00
Net P&I Trust Distribution                  1,630,144.61|
371,910.65         1,258,233.96
                                             |
Beginning Loan Count                         610| 176
434
Number of Loan Payoffs                         1|   0
1
Ending Loan Count                       609| 176
                                             433 |
Weighted Average Maturity                 351.9404919600|
353.6326510600       351.2433005100
Weighted Average Gross Rate                 7.819027150%|
7.386265890%         7.997330390%
Weighted Average Net Rate                   7.563830350%|
7.134571090%         7.740690720%
Weighted Average Pass-Through Rate
7.538829870%|        7.132071090%         7.715689690%
Weighted Average Margin                0.000000000%|
0.000000000%         0.000000000%
                                             |
Advances on Delinquencies                              |
     Current Period Principal              358.96|
0.00 358.96
     Current Period Interest             3,107.09|
0.00 3,107.09
                                             |
                                             |

Report  8


05/24/96 -- 12:40am
Page  1 of  1

EXHIBIT 21.1                       PAGE 14



               Structured Asset Securities Corporation,
Series 1996-01
Norwest Bank Minnesota, N.A.
Contact:                         Lisa Wehrmeyer
Securities Administration Services           Reporting
Month:               April 1996
Phone:
(410) 884-2120
11000 Broken Land Parkway               Distribution
Date:
May 28, 1996                    InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                              Credit Enhancement
     Summary Initial         Current        Current
Current         Current            Current Coverage
Period          Period      Cumulative          Coverage
Coverage               Pool
Type/Purpose              Amount          Losses
Additions          Losses        Percentage
Amount
Balance
__________________________________________________________
__
__________________________________________________________
__ ___________________________________________ Class A3
Reserve Fund                       2,000.00  0.00  0.00
0.00
0.00000000%        2,000.00               0.00
Class A3 Rounding Account                999.99   0.00
0.00
0.00       0.00000000%          999.99               0.00
Subordination     11,478,993.88    0.00  0.00
0.00       6.26183643%   11,470,409.57     183,179,642.36
                                        Scheduled
Unscheduled


                                        Principal
                                   Principal Percentage
                                   Percentage
 Pool #
__________________________________________________________
__ _______________________________________ 1
Senior 93.72042830%   100.00000000%
1         Senior                        88.32593976%
100.00000000%
1         Senior                        11.67406024%
0.00000000%
1         Subordinate                        6.27957170%
0.00000000%
2         Senior                        93.72042830%
100.00000000%
2         Senior                        88.32593976%
100.00000000%
2         Senior                        11.67406024%
0.00000000%
2         Subordinate                        6.27957170%
0.00000000%



Report  9 05/24/96 -- 12:40am
Page  1 of  1


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